Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
Operating Revenues
Service	$35,625	$29,790	19.6%	$94,128	$89,122	5.6%
Equipment	3,466	3,167	9.4%	10,554	8,886	18.8%
Total Operating Revenues	39,091	32,957	18.6%	104,682	98,008	6.8%

Operating Expenses
Cost of services and sales
Equipment	4,313	4,432	-2.7%	13,035	12,503	4.3%
Broadcast, programming and operations	4,081	1,038	-	6,351	3,019	-
Other cost of services and sales (exclusive of depreciation and amortization shown separately below)	9,402	8,866	-6.0%	27,969	26,167	-6.9%
Selling, general and administrative	9,107	8,475	7.5%	24,535	24,932	-1.6%
Depreciation and amortization	6,265	4,539	38.0%	15,539	13,706	13.4%
Total Operating Expenses	33,168	27,350	21.3%	87,429	80,327	8.8%
Operating Income	5,923	5,607	5.6%	17,253	17,681	-2.4%
Interest Expense	1,146	1,016	12.8%	2,977	2,757	8.0%
Equity in Net Income (Loss) of Affiliates	15	(2)	-	48	188	-74.5%
Other (Expense) Income - Net	(57)	42	-	61	1,456	-95.8%
Income Before Income Taxes	4,735	4,631	2.2%	14,385	16,568	-13.2%
Income Tax Expense	1,657	1,444	14.8%	4,784	5,914	-19.1%
Net Income	3,078	3,187	-3.4%	9,601	10,654	-9.9%
Less: Net Income Attributable to Noncontrolling Interest	(84)	(57)	-47.4%	(262)	(213)	-23.0%
Net Income Attributable to AT&T	$2,994	$3,130	-4.3%	$9,339	$10,441	-10.6%

Basic Earnings Per Share Attributable to AT&T	$0.50	$0.60	-16.7%	$1.71	$2.00	-14.5%
Weighted Average Common Shares Outstanding (000,000)	5,924	5,198	14.0%	5,447	5,208	4.6%

Diluted Earnings Per Share Attributable to AT&T	$0.50	$0.60	-16.7%	$1.71	$2.00	-14.5%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,943	5,214	14.0%	5,463	5,224	4.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
Business Solutions
Segment Operating Revenues
Wireless service	$7,732	$7,542	2.5%	$23,003	$22,593	1.8%
Fixed strategic services	2,763	2,454	12.6%	8,083	7,103	13.8%
Legacy voice and data services	4,499	4,928	-8.7%	13,743	15,055	-8.7%
Other services	885	977	-9.4%	2,585	2,834	-8.8%
Wireless equipment	1,813	1,586	14.3%	5,499	4,292	28.1%
Total Segment Operating Revenues	17,692	17,487	1.2%	52,913	51,877	2.0%

Segment Operating Expenses
Operations and Support Expenses	10,921	11,295	-3.3%	32,966	32,836	0.4%
Depreciation and amortization	2,474	2,331	6.1%	7,276	7,009	3.8%
Total Segment Operating Expenses	13,395	13,626	-1.7%	40,242	39,845	1.0%
Segment Operating Income	4,297	3,861	11.3%	12,671	12,032	5.3%
Equity in Net Income of Affiliates	-	-	-	-	-	-
Segment Contribution	$4,297	$3,861	11.3%	$12,671	$12,032	5.3%

Segment Operating Income Margin	24.3%	22.1%		23.9%	23.2%

Entertainment and Internet Services
Segment Operating Revenues
Video entertainment	$7,162	$1,719	-	$11,024	$5,016	-
High-speed internet	1,685	1,414	19.2%	4,861	4,040	20.3%
Legacy voice and data services	1,419	1,834	-22.6%	4,547	5,897	-22.9%
Equipment and other	592	586	1.0%	1,868	1,687	10.7%
Total Segment Operating Revenues	10,858	5,553	95.5%	22,300	16,640	34.0%

Segment Operating Expenses
Operations and Support Expenses	8,450	4,781	76.7%	18,222	14,182	28.5%
Depreciation and amortization	1,389	1,109	25.2%	3,519	3,396	3.6%
Total Segment Operating Expenses	9,839	5,890	67.0%	21,741	17,578	23.7%
Segment Operating Income	1,019	(337)	-	559	(938)	-
Equity in Net Income (Loss) of Affiliates	2	-	-	(16)	-	-
Segment Contribution	$1,021	$(337)	-	$543	$(938)	-

Segment Operating Income Margin	9.4%	-6.1%		2.5%	-5.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
Consumer Mobility
Segment Operating Revenues
Postpaid wireless service	$5,527	$6,071	-9.0%	$16,783	$18,490	-9.2%
Prepaid wireless service	1,198	1,163	3.0%	3,411	3,106	9.8%
Other service revenue	638	646	-1.2%	1,825	1,768	3.2%
Equipment	1,421	1,328	7.0%	4,298	3,883	10.7%
Total Segment Operating Revenues	8,784	9,208	-4.6%	26,317	27,247	-3.4%

Segment Operating Expenses
Operations and Support Expenses	5,065	5,731	-11.6%	15,808	17,173	-7.9%
Depreciation and amortization	976	950	2.7%	2,912	2,846	2.3%
Total Segment Operating Expenses	6,041	6,681	-9.6%	18,720	20,019	-6.5%
Segment Operating Income	2,743	2,527	8.5%	7,597	7,228	5.1%
Equity in Net Income (Loss) of Affiliates	-	(1)	-	-	(1)	-
Segment Contribution	$2,743	$2,526	8.6%	$7,597	$7,227	5.1%

Segment Operating Income Margin	31.2%	27.4%		28.9%	26.5%

International
Segment Operating Revenues
Video entertainment	$945	$-	-	$945	$-	-
Wireless service	494	-	-	1,153	-	-
Wireless equipment	87	-	-	155	-	-
Total Segment Operating Revenues	1,526	-	-	2,253	-	-

Segment Operating Expenses
Operations and Support Expenses	1,384	-	-	2,131	-	-
Depreciation and amortization	225	-	-	346	-	-
Total Segment Operating Expenses	1,609	-	-	2,477	-	-
Segment Operating Income (Loss)	(83)	-	-	(224)	-	-
Equity in Net Income (Loss) of Affiliates	(4)	-	-	(4)	153	-
Segment Contribution	$(87)	$-	-	$(228)	$153	-

Segment Operating Income Margin	-5.4%			-9.9%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
Unaudited	9/30/15	12/31/14
		As Adjusted

Assets
Current Assets
Cash and cash equivalents	$6,202	$8,603
Accounts receivable - net of allowances for doubtful accounts of $656 and $454	16,329	14,527
Prepaid expenses	1,166	831
Other current assets	11,254	9,802
Total current assets	34,951	33,763
Property, Plant and Equipment - Net	122,836	112,898
Goodwill	105,966	69,692
Licenses	93,063	60,824
Customer Lists and Relationships - Net	19,608	812
Other Intangible Assets - Net	8,236	5,327
Investments in Equity Affiliates	1,744	250
Other Assets	13,585	13,659
Total Assets	$399,989	$297,225

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$7,535	$6,056
Accounts payable and accrued liabilities	28,280	23,592
Advanced billing and customer deposits	4,640	4,105
Accrued taxes	4,591	1,136
Dividends payable	2,892	2,438
Total current liabilities	47,938	37,327
Long-Term Debt	119,395	76,011
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	53,044	38,549
Postemployment benefit obligation	36,396	37,079
Other noncurrent liabilities	20,427	17,989
Total deferred credits and other noncurrent liabilities	109,867	93,617
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,717	91,108
Retained earnings	32,627	31,081
Treasury stock	(12,309)	(47,029)
Accumulated other comprehensive income	5,294	8,061
Noncontrolling interest	965	554
Total stockholders' equity	122,789	90,270
Total Liabilities and Stockholders' Equity	$399,989	$297,225

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited
	Nine months ended September 30,
	2015	2014
		As Adjusted
Operating Activities
Net income	$9,601	$10,654
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	15,539	13,706
Undistributed earnings from investments in equity affiliates	(36)	(45)
Provision for uncollectible accounts	895	692
Deferred income tax expense	1,539	1,450
Net gain from sale of investments, net of impairments	(46)	(1,374)
Changes in operating assets and liabilities:
Accounts receivable	453	(1,269)
Other current assets	350	(840)
Accounts payable and accrued liabilities	1,279	4,790
Retirement benefit funding	(595)	(420)
Other - net	(2,284)	(1,751)
Total adjustments	17,094	14,939
Net Cash Provided by Operating Activities	26,695	25,593

Investing Activities
Construction and capital expenditures:
Capital expenditures	(13,356)	(16,829)
Interest during construction	(566)	(178)
Acquisitions, net of cash acquired	(30,694)	(2,053)
Dispositions	79	6,074
Sales (purchases) of securities, net	1,490	(1,996)
Return of advances to and investments in equity affiliates	-	3
Other	-	(1)
Net Cash Used in Investing Activities	(43,047)	(14,980)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(1)	(16)
Issuance of long-term debt	33,967	8,564
Repayment of long-term debt	(9,962)	(10,376)
Purchase of treasury stock	-	(1,617)
Issuance of treasury stock	133	34
Dividends paid	(7,311)	(7,170)
Other	(2,875)	(913)
Net Cash Provided by (Used in) Financing Activities	13,951	(11,494)
Net decrease in cash and cash equivalents	(2,401)	(881)
Cash and cash equivalents beginning of year	8,603	3,339
Cash and Cash Equivalents End of Period	$6,202	$2,458

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
Business Solutions Wireless Subscribers				71,561	62,551	14.4%
Postpaid				47,414	44,063	7.6%
Reseller				83	6	-
Connected Devices[1]				24,064	18,482	30.2%

Business Solutions Wireless Net Adds	1,875	1,816	3.2%	4,968	3,646	36.3%
Postpaid	265	545	-51.4%	850	1,498	-43.3%
Reseller	8	(4)	-	14	4	-
Connected Devices[1]	1,602	1,275	25.6%	4,104	2,144	91.4%

Business Wireless Postpaid Churn	1.05%	0.84%	21 BP	0.95%	0.84%	11 BP

Consumer Mobility Subscribers				54,845	56,099	-2.2%
Postpaid				29,257	31,043	-5.8%
Prepaid[1]				10,988	10,026	9.6%
Reseller				13,647	13,877	-1.7%
Connected Devices[1]				953	1,153	-17.3%

Consumer Mobility Net Adds	638	191	-	857	57	-
Postpaid	23	240	-90.4%	289	938	-69.2%
Prepaid[1]	466	(46)	-	895	(244)	-
Reseller	149	91	63.7%	(218)	(286)	23.8%
Connected Devices[1]	-	(94)	-	(109)	(351)	68.9%

Consumer Mobility Postpaid Churn	1.33%	1.20%	13 BP	1.23%	1.15%	8 BP
Total Consumer Mobility Churn	1.90%	2.03%	-13 BP	1.93%	1.99%	-6 BP

Entertainment and Internet Services Connections				52,637	34,694	51.7%
Video Connections				25,424	5,848	-
Satellite				19,570	-	-
U-verse				5,854	5,848	0.1%

Video Net Adds	(66)	212	-	(40)	591	-
Satellite	26	-	-	26	-	-
U-verse	(92)	212	-	(66)	591	-

Broadband Connections				14,322	14,465	-1.0%
IP				12,185	11,010	10.7%
DSL				2,137	3,455	-38.1%

Broadband Net Adds	(106)	68	-	(120)	152	-
IP	172	547	-68.6%	802	1,527	-47.5%
DSL	(278)	(479)	42.0%	(922)	(1,375)	32.9%

Total Wireline Voice Connections				12,891	14,381	-10.4%

AT&T International
Wireless Subscribers and Connections
Subscribers				8,091	-	-
Net Adds	(231)	-	-	(689)	-	-
Total Churn	5.61%	-	-	6.87%	-	-

Video Subscribers and Connections
Latin America Video Subscribers	(113)	-	-	12,544	-	-
Pan Americana	16	-	-	7,006	-	-
Brazil	(129)	-	-	5,538	-	-

AT&T Total Subscribers and Connections
AT&T Mobility Subscribers				126,406	118,650	6.5%
Postpaid				76,671	75,105	2.1%
Prepaid[1]				10,988	10,026	9.6%
Reseller				13,729	13,884	-1.1%
Connected Devices[1]				25,018	19,635	27.4%

AT&T Mobility Net Adds	2,513	2,007	25.2%	5,825	3,703	57.3%
Postpaid	289	785	-63.2%	1,140	2,436	-53.2%
Prepaid[1]	466	(46)	-	895	(244)	-
Reseller	156	87	79.3%	(205)	(281)	27.0%
Connected Devices[1]	1,602	1,181	35.6%	3,995	1,792	-
M&A Activity, Partitioned Customers and Other Adjs.	(9)	9	-	27	4,571	-99.4%

AT&T Mobility Churn
Postpaid Churn	1.16%	0.99%	17 BP	1.06%	0.97%	9 BP
Total Churn	1.33%	1.36%	-3 BP	1.35%	1.41%	-6 BP

Other
Domestic Licensed POPs (000,000)				321	321	-

Total Video Subscribers				37,994	6,067	-
Domestic				25,450	6,067	-
Pan Americana				7,006	-	-
Brazil				5,538	-	-

Total Video Net Adds	(178)	216	-	(150)	607	-
Domestic	(65)	216	-	(37)	607	-
Pan Americana	16	-	-	16	-	-
Brazil	(129)	-	-	(129)	-	-

Total Broadband Connections				15,832	16,486	-4.0%
IP				13,076	12,098	8.1%
DSL				2,756	4,388	-37.2%

Broadband Net Adds	(129)	38	-	(196)	61	-
IP	192	601	-68.1%	871	1,723	-49.4%
DSL	(321)	(563)	43.0%	(1,067)	(1,662)	35.8%

Total Wireline Voice Connections				22,795	26,220	-13.1%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$5,028	$5,180	-2.9%	$13,356	$16,829	-20.6%
Interest during construction	$227	$60	-	$566	$178	-
Dividends Declared per Share	$0.47	$0.46	2.2%	$1.41	$1.38	2.2%
End of Period Common Shares Outstanding (000,000)				6,152	5,185	18.6%
Debt Ratio[2]				50.8%	43.9%	690 BP
Total Employees				281,240	247,700	13.5%

[1]	Prior year amounts restated to conform to current period reporting methodology.
[2]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Notes: For the end of 3Q15, total switched access lines were 17,352.
Business Solutions and Consumer Mobility may not total to AT&T Mobility due to rounding.

Financial Data

AT&T Inc.
Supplemental AT&T Mobility Results
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended
	9/30/2015	9/30/2014	% Chg	9/30/2015	9/30/2014	% Chg
AT&T Mobility
Operating Revenues
Service	$15,095	$15,423	-2.1%	$45,022	$45,958	-2.0%
Equipment	3,234	2,914	11.0%	9,797	8,175	19.8%
Total Segment Operating Revenues	18,329	18,337	-	54,819	54,133	1.3%

Operating Expenses
Operations and Support Expenses	10,865	11,683	-7.0%	33,310	34,021	-2.1%
Depreciation and amortization	2,046	1,909	7.2%	6,082	5,785	5.1%
Total Operating Expenses	12,911	13,592	-5.0%	39,392	39,806	-1.0%
Operating Income	5,418	4,745	14.2%	15,427	14,327	7.7%
Equity in Net Income (Loss) of Affiliates	-	(1)	-	-	(1)	-
Income	$5,418	$4,744	14.2%	$15,427	$14,326	7.7%

Operating Income Margin	29.6%	25.9%		28.1%	26.5%